UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2016

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA		01803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced in the Current Report on Form 8-K filed by Endurance International Group Holdings, Inc., a Delaware corporation (the “Company”) on February 10, 2016, the Company consummated its acquisition of Constant Contact, Inc., a Delaware corporation (“Constant Contact”) on February 9, 2016 (the “Acquisition”).

The Company is hereby filing as Exhibit 99.1 to the Current Report on Form 8-K certain updated information related to the Company, including the unaudited pro forma condensed combined statements of operations data for the six months ended June 30, 2015 and 2016 reflecting the Acquisition, which is being used in conversations and materials with certain investors.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Certain updates related to the Company, including the unaudited pro forma condensed combined financial information listed in Item 8.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: August 12, 2016	By:	/s/ Marc Montagner
	Name:	Marc Montagner
	Title:	Chief Financial Officer